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                                                                  EXECUTION COPY

                                                            EXHIBIT 10.20

                                 THIRD AMENDMENT
                                       TO
                         THE THREE-YEAR CREDIT AGREEMENT

         THIRD AMENDMENT to the Three-Year Credit Agreement dated as of July 30, 2003 (this "Third Amendment") among HILLENBRAND INDUSTRIES, INC. (the "Borrower"), each lender to the Three-Year Credit Agreement (as defined below) (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and Alternative Rate Lender, BANK OF AMERICA, N.A., BANK ONE, NA AND LASALLE BANK NATIONAL ASSOCIATION, as L/C Issuers, CITICORP USA, INC., as Syndication Agent, and BANK ONE, NA, LASALLE BANK NATIONAL ASSOCIATION and UBS AG, STAMFORD BRANCH, as Documentation Agents.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and Bank One, NA, LaSalle Bank National Association and UBS AG, Stamford Branch, as Documentation Agents, entered into that certain Three-Year Credit Agreement dated as of August 2, 2002 (as amended by the First Amendment dated as of November 20, 2002, the Second Amendment dated as of November 27, 2002 and this Third Amendment, as hereinafter amended, modified, supplemented, extended or restated from time to time being called, the "Amended Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

         (2) The Borrower has requested the Lenders to, among other things, amend certain definitions, representations, covenants and other provisions in the Amended Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

         SECTION 1.01. Amendments to Article I. (a) Section 1.01 of the Amended Credit Agreement is hereby amended by deleting the definitions of "Material Decree" and "Salomon Smith Barney" in its entirety.

         (b) The definition of "Interest Period" in Section 1.01 of the Amended Credit Agreement is hereby amended by deleting the word "and" at the end of clause (ii), deleting the "." at the end of clause (iii), adding "; and" and adding a new clause "(iv)" as follows:

                  "(iv)    the one-month Eurodollar Rate, at the Borrower's
         option, may have an Interest Period specified by the Borrower of fourteen to twenty nine days or an Interest Period of one month."

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         (c)      Section 1.01 of the Amended Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "Collateral Obligation" has the meaning specified in Section 7.11."

                  "Convertibles" has the meaning specified in Section 7.11"

         SECTION 1.02. Amendments to Article II. Section 2.14(b) of the Amended Credit Agreement is hereby amended by deleting the phrase "(in sufficient copies for each Lender)" in the second sentence of Section 2.14(b) and inserting "(for further distribution to each Lender)" in lieu thereof.

         SECTION 1.03. Amendments to Article V. (a) Article V of the Amended Credit Agreement is hereby amended by deleting the phrase "if determined adversely," in Section 5.06.

         (b) Article V of the Amended Credit Agreement is hereby further amended by adding a new Section 5.17 to read as follows:

                  "Section 5.17 Tax Shelter Regulations. The Borrower does not intend to treat the Loans and/or Letters of Credits and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Committed Loans and/or its interest in Swing Line Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation."

         SECTION 1.04. Amendment to Article VI. (a) Sections 6.01 and 6.02 of the Amended Credit Agreement are hereby amended by deleting the phrase "Deliver to the Administrative Agent and each Lender:" at the beginning of Sections 6.01 and 6.02 and inserting "Deliver to the Administrative Agent (for further distribution to each Lender):" in lieu thereof.

         (b) Section 6.02 of the Amended Credit Agreement is hereby amended by adding a new clause (c) as follows and changing the existing clause (c) to clause (d):

                  "(c)     promptly after the Borrower has notified the
         Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
         Section 1.6011-4) a duly completed copy of IRS Form 8886 or any successor form; and"

         SECTION 1.05. Amendment to Section 7.11. Section 7.11 is hereby deleted in its entirety and the following is inserted in lieu thereof:

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                  "Section 7.11 Total Debt to Total Capitalization Ratio. Permit
         the ratio of (i) Consolidated Total Debt to (ii) Consolidated Total Capitalization to exceed at any prior month-end 0.55:1.

                  For purposes of calculations under this Section 7.11, (i) the Indebtedness of any Person shall not include 75% of the principal amount of any mandatorily convertible unsecured bonds, debentures, preferred stock or similar instruments in a principal amount not to exceed $500 million in the aggregate during the term of this Agreement which are payable in no more than three years (whether by redemption, call option or otherwise) solely in common stock or other common equity interests of such Person (the "Convertibles"), and (ii) Shareholders' Equity of any Person shall include 75% of the principal amount of any Convertibles (whether or not such Convertibles would be considered shareholders' equity under GAAP).

                  Further, for purposes of calculations under this Section 7.11, Indebtedness shall include, without duplication, (i) the sum of (A) any unpaid judgment, order, decree or jury verdict, including a reasonable estimate of the costs, expenses, interest charges, and legal fees and expenses related thereto, and (B) any bond, collateralization or reimbursement obligation required in the form referred to in clause (b) of the definition of Indebtedness relating to any such judgment, order, decree or jury verdict (a "Collateral Obligation"), net of any cash deposited, posted or otherwise paid in connection with a Collateral Obligation, and net of any debt incurred to obtain a Collateral Obligation, minus, (ii) cash, cash equivalents and short term investments on the most balance sheet."

         SECTION 1.06. Amendment to Article VIII. Section 8.01 of the Amended Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting the following in lieu thereof:

                  "(b)     Specific Covenants. The Borrower fails to perform or
         observe any term, covenant or agreement contained in any of (i) Section
         6.01 or 6.02(b) and such failure continues for five (5) days, or (ii)
         Section 6.03, 6.10 or 6.11 or Article VII; or"

         SECTION 1.07. Amendment to Section 10.08. Section 10.08 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Section 10.08 Confidentiality. Each of the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or

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         regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or credit derivative transaction relating to the Borrower and its obligations; (g) with the written consent of the Borrower; or (h) to the extent such Information
         (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Syndication Agent, either Documentation Agent or any Lender on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent, the Syndication Agent, each Documentation Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent, the Syndication Agent, each Documentation Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Loans. For purposes of this Section, "Information" means all information received from the Borrower or its Subsidiaries relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Syndication Agent, each Documentation Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, "Information" shall not include, and the Borrower, the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Borrower, the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, the Letters of Credit and the transactions contemplated hereby."

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                  SECTION 1.08. Amendment to Credit Agreement. For the purposes of the Amended Credit Agreement, all references to "Salomon Smith Barney Inc." or "Salomon Smith Barney" shall be replaced with the following:

                  "Salomon Smith Barney Inc." (now known as Citicorp Global Markets Inc.)

         SECTION 1.9. Amendment to Schedule 10.02. Schedule 10.02 of the Amended Credit Agreement is hereby amended by deleting the addresses under the headings "Administrative Agent" and "Alternative Rate Lender" and inserting the following in lieu thereof:

                  "ADMINISTRATIVE AGENT:
                  Administrative Agent's Office
                  (for payments and Committed Loan Notices):
                  Bank of America, N.A.
                  101 N. Tryon St.
                  Mail Code: NC1-001-15-04
                  Charlotte, NC 28255
                  Attention: Libby Garver, Bank of America - Agency Services
                  Telephone: 704-386-8451
                  Facsimile: 704-409-0004
                  Electronic Mail: Elizabeth.garver@bankofamerica.com

                  Bank of America
                  Charlotte, NC
                  ABA#: 053000196
                  Account No.: 1366212250600
                  Account Name: Corp Credit Support
                  Ref: Hillenbrand

                  Other Notices as Administrative Agent:
                  Bank of America, N.A.
                  Agency Management
                  1455 Market Street
                  Mail Code: CA5-701-05-19
                  San Francisco, CA 94103
                  Attention: Kevin Ahart
                  Telephone: 415-436-2750
                  Facsimile: 415-503-5000
                  Electronic Mail: kevin.ahart@bankofamerica.com

                  ALTERNATIVE RATE LENDER:
                  Bank of America, N.A.
                  101 N. Tryon St.
                  Mail Code: NC1-001-15-04
                  Charlotte, NC 28255
                  Attention: Libby Garver, Bank of America - Agency Services

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                  Telephone: 704-386-8451
                  Facsimile: 704-409-0004
                  Electronic Mail: Elizabeth.garver@bankofamerica.com

                  Bank of America
                  Charlotte, NC
                  ABA#: 053000196
                  Account No.: 1366212250600
                  Account Name: Corp Credit Support
                  Ref: Hillenbrand

                  Other Notices to Alternative Rate Lender:
                  Bank of America, N.A.
                  100 N. Tryon Street, 17th Floor
                  Mail Code: NC1-007-07-01
                  Charlotte, North Carolina 28255
                  Attention: Craig Murlless
                  Telephone: 704-387-1296
                  Facsimile: 704-388-6002
                  Electronic Mail: craig.murlless@bankofamerica.com

         SECTION 1.10. Amendment to Schedule 2 to Exhibit D. Schedule 2 to Exhibit D, the Compliance Certificate, is hereby deleted in its entirety and the
Schedule 2 attached hereto as Annex I is substituted in its place.

         SECTION 1.11. Amendment to Exhibit E. Exhibit E of the Amended Credit Agreement is hereby amended by deleting Section 2 of Annex 1 thereto and inserting the following in lieu thereof:

                  "2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date."

         SECTION 1.12. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

                  (a) After giving effect to this Third Amendment, the representations and warranties set forth in Article V of the Amended Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Third Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

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                  (b)      After giving effect to this Third Amendment, the
         Borrower is in compliance with all the terms and conditions of the Amended Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Credit Agreement.

                  (c) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by the Borrower.

                  (d) This Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this Third Amendment do not (i) contravene the terms of any such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which the Borrower is a party, except to the extent that such breach, contravention or creation of any such Lien could not reasonably be expected to have a Material Adverse Effect or
         (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any material Law.

                  (f) There are no actions, suits, proceedings, claims or disputes, pending, or, to the knowledge of the Borrower after due and diligent investigation threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (i) purport to affect or pertain to this Amended Credit Agreement or any other Loan Document, or any of the transactions contemplated hereby or (ii) either individually or in aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 1.13. Effectiveness. This Third Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Third Amendment Effective Date"):

                  (a) The Administrative Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent, the Required Lenders, the L/C Issuers and the Swing Line Lender.

                  (b) The Borrower shall have paid all expenses referred to in Section 1.15 of this Third Amendment.

         SECTION 1.14. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ALL PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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         SECTION 1.15. Expenses. The Borrower shall pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Third Amendment, including all reasonable Attorney Costs. The agreement set forth in this Section 1.15 shall survive the termination of this Third Amendment and the Amended Credit Agreement.

         SECTION 1.16. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         SECTION 1.17. Amended Credit Agreement. Except as expressly modified or consented to herein, the Amended Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Third Amendment is a Loan Document executed under the Amended Credit Agreement and shall be construed in accordance with the Amended Credit Agreement.

                           [Signature Pages to Follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

                                      HILLENBRAND INDUSTRIES, INC.

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      BANK OF AMERICA, N.A., as
                                      Administrative Agent

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      CITICORP USA, INC.,
                                      as Syndication Agent

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      BANK ONE, NA, as Documentation Agent

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as Documentation Agent

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

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                                      UBS AG, STAMFORD BRANCH, as
                                      Documentation Agent

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      BANK OF AMERICA, N.A., as a Lender, Swing
                                      Line Lender, Alternative Rate Lender and a
                                      L/C Issuer

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      BANK ONE, NA, as a Lender and a L/C Issuer

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      BNP PARIBAS, as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      CITICORP USA, INC.,
                                      as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

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                                      FIFTH THIRD BANK as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      KEYBANK NATIONAL ASSOCIATION, as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      LASALLE BANK NATIONAL ASSOCIATION, as a
                                      Lender and a L/C Issuer

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      NATIONAL CITY BANK OF INDIANA, as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      THE NORTHERN TRUST COMPANY, as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      PNC BANK, NATIONAL ASSOCIATION, as a
                                      Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

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                                      SUNTRUST BANK, as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________

                                      By: ______________________________________
                                      Name:  ___________________________________
                                      Title:  __________________________________